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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 2, 2003



                          TREASURE ISLAND ROYALTY TRUST
             (Exact Name of Registrant as Specified in Its Charter)



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
              TEXAS                                   333-91014-01                                 02-6148888
(State or Other Jurisdiction                    (Commission File Number)                        (I.R.S. Employer
of Incorporation or Organization)                                                              Identification No.)
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                       WACHOVIA BANK, NATIONAL ASSOCIATION
                 AS TRUSTEE OF THE TREASURE ISLAND ROYALTY TRUST
                           CORPORATE TRUST DEPARTMENT
                           5847 SAN FELIPE, SUITE 1050
                              HOUSTON, TEXAS 77057
                     (Address of Principal Executive Office)



                                 (713) 278-4320
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         On June 2, 2003, Newfield issued a press release providing an update on the Treasure Island Project. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)   Exhibits

               99.1 Press release issued by Newfield Exploration Company on
                    June 2, 2003.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TREASURE ISLAND ROYALTY TRUST


Date:  June 2, 2003                   By: Wachovia Bank, National Association,
                                          as trustee



                                      By: /s/ KEVIN M. DOBRAVA
                                          ----------------------------
                                          Kevin M. Dobrava
                                          Vice President


Note: Because the registrant is a trust without officers or employees, only the signature of an officer of the trustee of the registrant is available and has been provided.


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                                  EXHIBIT INDEX


Exhibit No.   Description
-----------   -----------
99.1          Press release issued by Newfield Exploration Company on
              June 2, 2003.